UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 4, 2013

L2 Medical Development Company
(Exact name of registrant as specified in its charter)

Nevada	000-54092	27-2969241
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2451 Alamo Ave SE Albuquerque, New Mexico 87106
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code:	(505) 842-5201

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment (“Amendment No. 1”) amends the Registrant’s Current Report on Form 8-K filed with Commission on September 10, 2013 (the “Original 8-K”). Amendment No. 1 corrects the following information set forth in the Original 8-K under Item 2.01:

•	Certain beneficial ownership information and accompanying footnotes in the table presented in “Security Ownership of Certain Beneficial Owners and Management—Security Ownership After the Merger”;
•	Certain information relating to the number of shares received and exchanged by stockholders of Enerpulse in connection with the Merger described in “Certain Relationships and Related Transactions and Director Independence—Related Party Transactions—Issuance of Shares in Merger to Affiliates and Related Parties”;
•	Certain information relating to the warrants currently held by 5% or greater stockholders described in “Certain Relationships and Related Transactions and Director Independence—Related Party Transactions—Warrants Held by 5% or Greater Stockholders”; and
•	Certain information relating to the warrants issued by Enerpulse, Inc. that remain outstanding following the Merger described in “Description of Securities—Outstanding Options, Warrants and Convertible Securities—Outstanding Enerpulse Warrants”.

Amendment No. 1 also amends the Original 8-K to add a sub-section entitled “Silicon Valley Bank Warrant” to “Description of Securities—Outstanding Options, Warrants and Convertible Securities—Outstanding Enerpulse Warrants” which provides disclosure on the material terms of a warrant issued by Enerpulse, Inc. to Silicon Valley Bank prior to the Merger described in the Original 8-K and filed herewith as Exhibit 4.7.

Item 2.01 Completion of Acquisition or Disposition of Assets

Other than as expressly amended below, the information previously reported in Item 2.01 of the Original 8-K is incorporated by reference into this amendment.

Security Ownership After the Merger

The following table sets forth certain information as of September 5, 2013, after giving effect to the Closing of the Merger and the conversion of the note issued to Freepoint by Enerpulse prior to the Merger, with respect to the beneficial ownership of our common stock for (i) each director and officer, (ii) all of our directors and officers as a group, and (iii) each person known to us to own beneficially five percent (5%) or more of the outstanding shares of our common stock. As of September 5, 2013, after giving effect to the Closing of the Merger and the conversion of the note issued to Freepoint by Enerpulse prior to the Merger, there were 8,863,668 shares of common stock outstanding.

To our knowledge, except as indicated in the footnotes to this table or pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to the shares of common stock indicated.

Name and Address of Beneficial Owner(1)	Shares Beneficially Owned	Percentage Beneficially Owned(2)
Directors and Executive Officers
Joseph E. Gonnella (3)	48,726	*
Louis S. Camilli (4)	500,793	5.6%
Bryan C. Templeton (5)	23,203	*
Michael C. Hammons (6)	5,482,034	54.3%

All Officers and Directors as a Group	6,054,756	59.3%
5% Shareholders
SAIL Entities (7)	5,482,034	54.3%
Altira Technology Fund IV LP (8)	1,250,356	14.0%
Boeckmann Family Revocable Trust (9)	675,876	7.4%
Freepoint Commerce Marketing LLC (10)	773,775	8.6%

* Less than 1%

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Pursuant to the rules of the SEC, shares of common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be beneficially owned and outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(2)	Based on 8,863,668 shares of our common stock outstanding as of September 5, 2013, after giving effect to (a) the Closing of the Merger and (b) the conversion of the note issued to Freepoint by Enerpulse prior to the Merger.

(3)	Represents 48,726 shares of our common stock underlying vested options that are exercisable within 60 days of September 5, 2013. The business address for this person is 2451 Alamo Ave SE, Albuquerque, NM 87106.

(4)	Includes 15,537 shares of our common stock underlying warrants that are exercisable within 60 days of September 5, 2013 and 34,820 shares underlying vested options that are exercisable within 60 days of September 5, 2013. The business address for this person is 2451 Alamo Ave SE, Albuquerque, NM 87106.

(5)	Represents 23,203 shares underlying vested options that are exercisable within 60 days of September 5, 2013. The business address for this person is 2451 Alamo Ave SE, Albuquerque, NM 87106.

(6)	Mr. Hammons is a partner of SAIL Capital Partners, LLC, and, as such, is deemed to have shared voting and investment power in respect of the shares of our common stock owned of record or beneficially by the SAIL Entities. The business address for this person is 3161 Michelson Drive, Suite 750, Irvine, California 92612.

(7)	For purposes of disclosure herein, the “SAIL Entities” consist of SAIL Venture Partners I, LP, SAIL Venture Partners II, LP, SAIL Co-Investment Partners Cayman, LP, SAIL 2010 Co-Investment Partners, LP, SAIL Pre-Exit Acceleration Fund, LP, SAIL Pre-Exit Acceleration Fund II, LP and SAIL Sustainable Louisiana II, LP. In accordance with the definition of “beneficial owner,” as set forth in Rule 13d-3 of the Securities Exchange Act of 1934, as amended, SAIL Capital Partners, LLC, has both voting power and investment power (including the right to exercise any or all of the “warrant” shares, as referenced below) in respect of the shares of our common stock referenced in the table above, and in this footnote.

The chart below sets for the record ownership of our common stock of each of the SAIL Entities.

The record ownership in the aggregate is 4,254,875 shares of our common stock.

SAIL Venture Partners I, LP	816,958
SAIL Venture Partners II, LP	2,378,529
SAIL Co-Investment Partners Cayman, LP	437,624
SAIL 2010 Co-Investment Partners, LP	54,703
SAIL Pre-Exit Acceleration Fund, LP	270,350
SAIL Pre-Exit Acceleration Fund II, LP	184,065
SAIL Sustainable Louisiana II, LP	112,646

Further, certain of the SAIL Entities hold currently exercisable warrants to acquire additional shares of our restricted common stock from the Company. As such, each such SAIL Entity listed below is deemed beneficially to own that number of “warrant” shares as is set forth next to its name. The aggregate number of shares underlying the warrants is 1,227,159 shares our common stock.

SAIL Venture Partners II, LP	721,909
SAIL Co-Investment Partners Cayman, LP	218,812
SAIL 2010 Co-Investment Partners, LP	27,352
SAIL Pre-Exit Acceleration Fund, LP	135,175
SAIL Pre-Exit Acceleration Fund II, LP	67,588
SAIL Sustainable Louisiana II, LP	56,323

Finally, the chart below sets forth the record and beneficial ownership of our common stock of each of the SAIL Entities. The record and beneficial ownership in the aggregate is 5,482,034 shares of our common stock.

SAIL Venture Partners I, LP	816,958
SAIL Venture Partners II, LP	3,100,438
SAIL Co-Investment Partners Cayman, LP	656,436
SAIL 2010 Co-Investment Partners, LP	82,055
SAIL Pre-Exit Acceleration Fund, LP	405,525
SAIL Pre-Exit Acceleration Fund II, LP	251,653
SAIL Sustainable Louisiana II, LP	168,969

The business address for SAIL Capital Partners, LLC, and for each of the SAIL Entities is 3161 Michelson Drive, Suite 750, Irvine, California 92612.

(8)	Includes 78,881 shares of our common stock underlying warrants that are exercisable within 60 days of September 5, 2013.

Altira Group LLC is the Managing Member, and sole member, of Altira Management IV LLC, which is the General Partner of Altira Technology Fund IV L.P., or Fund IV. Altira Group LLC and Altira Management IV LLC are collectively referred to as the GP. Dirk McDermott and Carol McDermott are the members of Altira Group LLC, or the Managers. In accordance with the definition of “beneficial owner,” as set forth in Rule 13d-3 of the Securities Exchange Act of 1934, as amended, the GP and the Managers, have both voting power and investment power (including the right to exercise any or all of the “warrant” shares, as referenced below) in respect of the shares of our common stock owned by Fund IV referenced in the table above, and in this footnote.

The business address for the GP and the Managers, and for each of the Altira Entities is 1675 Broadway, Suite 2400, Denver, Colorado 80202.

(9)	Includes 225,292 shares of our common stock underlying a warrant that is exercisable within 60 days of September 5, 2013.

In their capacities as trustees, Herbert F. Boeckmann, II and Floy Jane Boeckmann have shared voting and investment power in respect of the shares of our common stock owned of record or beneficially by Boeckmann Family Revocable Trust.

The business address for Boeckmann Family Revocable Trust is 15505 Roscoe Blvd., North Hills, CA 91343.

(10)	Includes 87,500 shares of our common stock underlying a warrant that is exercisable within 60 days of September 5, 2013.

The business address for Freepoint Commerce Marketing LLC is 58 Commerce Road, Stamford, CT 06902.

* * *

Related Party Transactions

Cancellation of Shares

On September 4, 2013, immediately prior to the Merger, Matthew C. Lipton, one of our former officers and former shareholders surrendered 9,500,000 shares of our common stock for cancellation.

Issuance of Shares in Merger to Affiliates and Related Parties

As a result of his ownership of 4,529,763 shares of Enerpulse immediately prior to the closing of the Merger, Louis S. Camilli became entitled to receive an aggregate of 450,436 shares of the Company’s common stock upon the closing of the Merger.

Upon consummation of the Merger the following affiliates and related parties received shares of the Company’s common stock:

•	the SAIL Entities received an aggregate of 4,254,876 shares as consideration for 42,788,726 shares of common stock of Enerpulse;

•	Altira Technology Fund IV LP received an aggregate of 1,171,475 shares as consideration for 11,780,823 shares of common stock of Enerpulse; and

•	Boeckmann Family Revocable Trust received an aggregate of 450,584 shares as consideration for 4,531,250 shares of common stock of Enerpulse .

Camilli Note

On May 1, 2012, the Company loaned $198,821.88 to Louis S. Camilli. Interest on the note accrues at the Applicable Federal Rate index, adjusted quarterly, beginning on the date of issuance of the note. The note is payable in full on May 1, 2018. Mr. Camilli may prepay all or any part of the note at any time without penalty. The Company has the right to accelerate the outstanding principal and accrued and unpaid interest on the note if Mr. Camilli defaults on making any payment due under the note. Currently the outstanding principal and accrued and unpaid interest on the note is $200,071.88. To date, Mr. Camilli has not made any payments under the note.

Camilli Warrant

On December 16, 2011, Louis S. Camilli purchased from Enerpulse 312,500 shares of Series C preferred stock and a warrant to purchase up to 156,250 shares of Enerpulse common stock for an aggregate purchase price of $198,821.88, which Mr. Camilli paid to the Company by issuance of the note described above. Following the consummation of the Merger, Mr. Camilli’s warrant will remain outstanding and he will have the right to exchange the existing warrant for a substantially similar warrant issued by the Company. The warrant will be exercisable for 15,537 shares of Company common stock at an exercise price of $6.3976 and will expire on December 31, 2016. The warrant may also be exercised on a cashless basis if the fair market value of one share of common stock on the calculation date is greater than the exercise price of the warrant. Fair market value for one share of common stock shall be equal to the average of the closing bid and asked prices of the common stock quoted on the OTCQB for the five trading days prior to the calculation date. The shares issuable upon exercise of the warrant are subject to adjustment for stock splits, stock dividends, reclassifications, reorganizations or other changes of the outstanding securities of the Company.

Warrants Held by 5% or Greater Stockholders

The SAIL Entities, Altira Technology Fund IV LP and Boeckmann Family Irrevocable Trust each hold warrants issued by Enerpulse that will be exchangeable into warrants issued by the Company to purchase our common stock. The SAIL Entities hold Series B warrants convertible into 515,944 shares of our common stock, Series C warrants convertible into 328,218 shares of our common stock and Series D warrants convertible into 382,997 shares of our common stock. Altira Technology Fund IV LP holds a Series A warrant convertible into 33,823 shares of our common stock and a Series D warrant convertible into 45,058 shares of our common stock. Boeckmann Family Irrevocable Trust holds a Series D warrant convertible into 225,292 shares of our common stock. Certain material terms of the Series A, B, C and D warrants are described in below in the section entitled “Description of Securities—Outstanding Options, Warrants and Convertible Securities”.

2013 Company Incentive Plan

As of the Effective Time of the Merger, our Board of Directors approved and adopted the L2 Medical Development Company 2013 Equity Incentive Plan (the “Plan”), and authorized management to submit the Plan to our stockholders for approval.

The proposed Plan permits us to grant a variety of forms of awards, including stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units and dividend equivalent rights, to allow us to adapt our incentive compensation program to meet our needs. The number of shares of our common stock that may be issued under the Plan to employees, directors and/or consultants in such awards is 1,500,000 shares. Our Board of Directors currently serves as the administrator of the Plan. As of the date of this Current Report on Form 8-K, stock options to purchase an aggregate of 491,179 shares of our common stock (which options were granted in substitution of options terminated by Enerpulse immediately prior to the Merger) have been granted under the Plan.

Freepoint Marketing Agreement

On August 16, 2013 Enerpulse entered into a marketing agreement with Freepoint granting Freepoint the exclusive right to market and sell its PCI plugs designed for natural gas fueled IC engines in the North American market for stationary natural gas fueled IC engines. The agreement may be terminated by either party after two years by providing 180 days prior written notice.

The agreement provides for various events of default, including: the failure to pay amounts due under the agreement, the failure to perform material obligations, the breach of any representations and warranties in any material respect; the bankruptcy of a party, a merger, consolidation or transfer of substantially all the assets of a party and, with respect to Enerpulse, the claim by any third party that Freepoint’s use or sale of the Enerpulse products violate any intellectual property rights of the third party. Upon the occurrence of an event of default, the non-defaulting party may, at its option, terminate the agreement or suspend its performance under the agreement.

* * *

Outstanding Enerpulse Warrants

Following the consummation of the Merger, warrants held by various former stockholders of Enerpulse, which are now stockholders of the Company, will remain outstanding and each warrant holder shall have the right to exchange the existing warrant for a substantially similar warrant issued by the Company.

Series A, B, C and D Warrants

Enerpulse issued warrants on January 20, 2004, February 26, 2010, May 24, 2011, October 31, 2012 and March 31, 2013 in connection with the sale of Series A, Series B, Series C and two tranches of Series D preferred stock of Enerpulse, respectively. New warrants issued by the Company in exchange for the outstanding warrants will be exercisable for an aggregate of 1,730,101 shares of our common stock as follows:

•	Series A warrants to purchase 35,514 shares of our common stock at an exercise price equal to $5.63;

•	Series B warrants to purchase 515,944 shares of our common stock at an exercise price equal to $2.01;

•	Series C warrants to purchase 437,624 shares of our common stock at an exercise price equal to $2.74; and

•	Series D warrants to purchase 734,452 shares of our common stock at an exercise price equal to $2.66 with an expiration date of December 31, 2017.

The Series A, B and C warrants do not have an expiration date. The Series D warrants provide for automatic exercise on their expiration date.

The Series A warrants may be exercised on a cashless basis at any time at the option of the warrantholder.

The Series B, C and D warrants may be exercised on a cashless basis if the fair market value of one share of common stock on the calculation date is greater than the exercise price of the warrant. Fair market value for one share of common stock shall be equal to the average of the closing bid and asked prices of the common stock quoted on the OTCQB for the five trading days prior to the calculation date.

The shares issuable upon exercise of the warrants are subject to adjustment for stock splits, stock dividends, reclassifications, reorganizations or other changes of the outstanding securities of the Company.

Silicon Valley Bank Warrant

On December 14, 2011 Enerpulse issued a warrant to Silicon Valley Bank, or SVB, in connection with a term loan extended by SVB under a loan and security agreement. Following the consummation of the Merger, the SVB warrant will be exercisable for 6,566 shares of our common stock at an exercise price of $2.28 with an expiration date of December 14, 2021. The warrant may be exercised on a cashless basis if the fair market value of our common stock is greater than the exercise price of the warrant. Fair market value for each share of common stock shall be the closing price reported for a share of our common stock on the business day immediately before the date of delivery of an exercise notice.

The shares issuable upon exercise of the warrant are subject to adjustment for stock splits, stock dividends, reclassifications, reorganizations or other changes of the outstanding securities of the Company.

Freepoint Warrant

On August 16, 2013, Enerpulse entered into a convertible note purchase agreement with Freepoint, pursuant to which Enerpulse agreed to issue and sell, and Freepoint agreed to purchase, a senior convertible promissory note in the principal amount of $1,750,000 and a warrant to purchase common stock. Freepoint fully converted the note on September 5, 2013 but the warrant remains outstanding.

The warrant becomes exercisable on the date Enerpulse completes an initial public offering and expires on July 1, 2016. The warrant is exercisable for 87,500 shares of our common stock. If securities other than common stock are issued by Enerpulse in the public offering, the per share public offering price shall be the fair market value of one share of common stock as of the date of such offering as determined by agreement between Enerpulse and Freepoint. The exercise price of the warrant is equal to 120% of the per share public offering price. The warrant may also be exercised on a cashless basis if the fair market value of one share of common stock on the calculation date is greater than the exercise price of the warrant. Fair market value for one share of common stock shall be equal to the average of the closing bid and asked prices of the common stock quoted on the OTCQB for the five trading days prior to the calculation date. The shares issuable upon exercise of the warrant are subject to adjustment for stock splits, stock dividends, reclassifications, reorganizations or other changes of the securities into which the warrant becomes exercisable.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.      Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger dated September 4, 2013*

3.1	Articles of Incorporation (incorporated by reference to the Registrant’s Registration Statement on Form 10-12G filed on October 27, 2010)

3.2	Certificate of Correction to Articles of Incorporation (incorporated by reference to the Registrant’s Registration Statement on Form 10-12G filed on October 27, 2010)

3.3	Amendment to Articles of Incorporation (incorporated by reference to the Registrant’s Quarterly Report on Form 10-Q/A filed on August 21, 2013 for the fiscal quarter ended June 30, 2013)

3.4	Amended and Restated Bylaws*

4.1	Form of Enerpulse, Inc. Series A Warrants*

4.2	Form of Enerpulse, Inc. Series B Warrants*

4.3	Form of Enerpulse, Inc. Series C Warrants*

4.4	Form of Enerpulse, Inc. Series D Warrants*

4.5	Warrant dated December 16, 2011 issued by Enerpulse, Inc. to Louis S. Camilli*

4.6	Warrant dated August 16, 2013 issued by Enerpulse, Inc. to Freepoint Commerce Marketing LLC*

4.7	Warrant dated December 14, 2011 issued by Enerpulse, Inc. to Silicon Valley Bank**

10.1	Marketing Agreement effective August 16, 2013 by and between Freepoint Commerce Marketing LLC and Enerpulse, Inc.*

10.2	Letter dated April 27, 2012 from Vision Motor Company to Enerpulse, Inc.*

10.3	Executive Employment Agreement between Enerpulse, Inc. and Louis S. Camilli*

10.4	Stock Buyout Agreement effective January 20, 2004 by and between Enerpulse, Inc. and Louis S. Camilli*

10.5	L2 Medical Development Company 2013 Equity Incentive Plan*

10.6	Form of Restricted Stock Award Agreement*

10.7	Enerpulse, Inc. 2011 Non-Qualified Deferred Compensation Plan*

10.8	Trust Agreement dated as of December 20, 2011 by and between Enerpulse, Inc. and The First National Bank of Santa Fe, as trustee*

10.9	Form of Indemnification Agreement for Directors of L2 Medical Development Company*

10.10	Indemnity Letter Agreement, dated as of September 4, 2013, between L2 Medical Development Company and Matthew C. Lipton*

10.11	Commercial Lease Agreement dated March 1, 2012 by and between New Mexico Fluid Systems Tech, LLC, as landlord, and Enerpulse, Inc., as tenant*

10.12	Promissory Note dated May 1, 2012 issued by Louis S. Camilli to Enerpulse, Inc.*

10.13	Agreement dated September 5, 2013 by and among LVM, LLC, D. Wood Holdings, LLC, Spark Assembly, LLC and Enerpulse, Inc.*

10.14	Unsecured Note dated September 5, 2013 issued by Enerpulse, Inc. to LVM, LLC*

16.1	Letter of Goldman Accounting Services CPA, PLLC*

21	List of Subsidiaries*

99.1(a)	Audited Financial Statements of Enerpulse, Inc. as of and for the years ended December 31, 2012 and 2011*

99.1(b)	Unaudited Financial Statements of Enerpulse, Inc. as of and for the six months ended June 30, 2013*

* This exhibit was attached to the Original 8-K that was filed with the Securities and Exchange Commission on September 10, 2013.

** Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L2 Medical Development Company

Date: September 20, 2013	By:	/s/ Joseph E. Gonnella
	Name:	Joseph E. Gonnella
	Title:	Chief Executive Officer